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SERVICE REQUEST                                                 Exhibit (e) (4)

 (LOGO OF P L A T I N U M)
              INVESTOR(R) VIP
     AMERICAN GENERAL LIFE

--------------------------------------------------------------------------------
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
PLATINUM INVESTOR VIP -- FIXED OPTION
 .Division 301 - AGL Declared Fixed Interest                 MFS Variable Insurance Trust
  Account                                                     .Division 641/592-G - MFS VIT New Discovery
PLATINUM INVESTOR VIP -- VARIABLE DIVISIONS                   .Division 640/591-G - MFS VIT Research
AIM Variable Insurance Funds                                 Neuberger Berman Advisers Management Trust
(Invesco Variable Insurance Funds)                            .Division 642/593-G - AMT Mid-Cap Growth
 .Division 620/571-G - Invesco V.I. International            Oppenheimer Variable Account Funds
                       Growth                                 .Division 643/594-G - Oppenheimer Balanced
 .Division 663/614-G - Invesco Van Kampen V.I.                .Division 644/595-G - Oppenheimer Global Securities
                       Growth and Income                     PIMCO Variable Insurance Trust
The Alger Portfolios                                          .Division 648/599-G - PIMCO VIT
 .Division 622/573-G - Alger Capital Appreciation                             CommodityRealReturn Strategy
 .Division 621/572-G - Alger Mid Cap Growth                   .Division 646/597-G - PIMCO VIT Real Return
American Century Variable Portfolios, Inc.                    .Division 645/596-G - PIMCO VIT Short-Term
 .Division 623/574-G - VP Value                               .Division 647/598-G - PIMCO VIT Total Return
Credit Suisse Trust                                          Pioneer Variable Contracts Trust
 .Division 624/575-G - U.S. Equity Flex I                     .Division 649/600-G - Pioneer MidCap Value VCT
Fidelity Variable Insurance Products                         Putnam Variable Trust
 .Division 628/579-G - VIP Asset Manager                      .Division 650/601-G - Putnam VT Diversified Income
 .Division 627/578-G - VIP Contrafund                         .Division 651/602-G - Putnam VT International Value
 .Division 625/576-G - VIP Equity-Income                     SunAmerica Series Trust
 .Division 630/581-G - VIP Freedom 2020                       .Division 653/604-G - ST Aggressive Growth
 .Division 631/582-G - VIP Freedom 2025                       .Division 652/603-G - ST Balanced
 .Division 632/583-G - VIP Freedom 2030                      VALIC Company I
 .Division 626/577-G - VIP Growth                             .Division 654/605-G - International Equities
 .Division 629/580-G - VIP Mid Cap                            .Division 655/606-G - Mid Cap Index
Franklin Templeton Variable Insurance Products Trust          .Division 656/607-G - Money Market I
 .Division 636/587-G - VIP Franklin Small Cap                 .Division 657/608-G - Nasdaq-100 Index
                       ValueSecurities                        .Division 660/611-G - Science & Technology
 .Division 633/584-G - VIP Franklin U.S.                      .Division 659/610-G - Small Cap Index
                       Government                             .Division 658/609-G - Stock Index
 .Division 634/585-G - VIP Mutual Shares                     Vanguard Variable Insurance Fund
                       Securities                             .Division 661/612-G - VIF High Yield Bond
 .Division 635/586-G - VIP Templeton Foreign                  .Division 662/613-G - VIF REIT Index
                    Securities
Janus Aspen Series
 .Division 638/589-G - Enterprise
 .Division 637/588-G - Overseas
JPMorgan Insurance Trust
 .Division 639/590-G - JPMorgan Small
                       CapCore
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AGLC101947                                                                                             Rev0610

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
AMERICAN GENERAL                                                                                       VARIABLE UNIVERSAL LIFE
Life Companies                                                                                       INSURANCE SERVICE REQUEST

                                                                                          COMPLETE AND RETURN THIS REQUEST TO:
                                                                                            Variable Universal Life Operations
AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")                                          PO Box 4880 . Houston, TX. 77210-4880
                                                 (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5256 . Fax: (713) 620-6653

[_]POLICY      1.         POLICY #:___________________________ Insured: _______________________________________
   IDENTIFICATION
   COMPLETE THIS          Address: __________________________________________________ New Address (yes) (no)
   SECTION FOR
   ALL REQUESTS.          Primary Owner (If other than an insured) _____________________________

                          Address __________________________________________________ New Address (yes) (no)

                          Primary Owner's S.S. No. or Tax I.D. No. ____________ Phone Number:(      )_____-____

                          Joint Owner (If applicable): ________________________________________

                          Address: ___________________________________________________ New Address (yes)
                          (no)

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[_]NAME CHANGE     2.     Change Name Of: (Circle One) Insured   Owner   Payor   Beneficiary

Complete this section if
the name of one of the    Change Name From: (First, Middle, Last)           Change Name To: (First, Middle, Last)
Insured, Owner, Payor
or Beneficiary has        __________________________________________        __________________________________________
changed. (Please note,
this does not change the  Reason for Change: (Circle One)   Marriage        Correction  Other (Attach copy of legal proof)
Insured, Owner, Payor     Divorce
or Beneficiary
designation).
-------------------------------------------------------------------------------------------------------------------------------

[_]CHANGE IN    3         INVESTMENT DIVISION                PREM %  DED %  INVESTMENT DIVISION                  PREM %  DED %
   ALLOCATION
   PERCENTAGES

Use this section to       (301) AGL Declared Fixed           _____   ____   MFS Variable Insurance Trust
indicate how              Interest Account
premiums or monthly       AIM Variable Insurance Funds                      (641/592-G) MFS VIT New              ____    ____
deductions are to be                                                        Discovery*
allocated.                (Invesco Variable Insurance                       (640/591-G) MFS VIT Research         ____    ____
Total allocation in each  Funds)
column must equal         (620/571-G) Invesco V.I.                          Neuberger Berman Advisers Management Trust
100%; whole numbers               International Growth*      ____    ____   (642/593-G) AMT Mid-Cap Growth       ____    ____
only.                     (663/614-G) Invesco Van                           Oppenheimer Variable Account
                          Kampen V.I.                                       Funds
                                  Growth and Income          ____    ____   (643/594-G) Oppenheimer Balanced     ____    ____
                          The Alger Portfolios                              (644/595-G) Oppenheimer
                          (622/573-G) Alger Capital          ____    ____             Global Securities*         ____    ____
                          Appreciation
                          (621/572-G) Alger Mid Cap          ____    ____   PIMCO Variable Insurance Trust
                          Growth
                          American Century Variable                         (648/599-G) PIMCO VIT
                          Portfolios, Inc.                                            CommodityRealReturn
                          (623/574-G) VP Value               ____    ____   Strategy*                            ____    ____
                          Credit Suisse Trust                               (646/597-G) PIMCO VIT Real           ____    ____
                                                                            Return
                          (624/575-G) U.S. Equity Flex I*    ____    ____   (645/596-G) PIMCO VIT Short-         ____    ____
                                                                            Term
                          Fidelity Variable Insurance                       (647/598-G) PIMCO VIT Total          ____    ____
                          Products                                          Return
                          (628/579-G) VIP Asset Manager      ____    ____   Pioneer Variable Contracts Trust
                          (627/578-G) VIP Contrafund         ____    ____   (649/600-G) Pioneer MidCap Value     ____    ____
                                                                            VCT
                          (625/576-G) VIP Equity-Income      ____    ____   Putnam Variable Trust
                          (630/581-G) VIP Freedom 2020       ____    ____   (650/601-G) Putnam VT Diversified    ____    ____
                                                                            Income
                          (631/582-G) VIP Freedom 2025       ____    ____   (651/602-G) Putnam VT                ____    ____
                                                                            International Value*
                          (632/583-G) VIP Freedom 2030       ____    ____   SunAmerica Series Trust
                          (626/577-G) VIP Growth             ____    ____   (653/604-G) ST Aggressive Growth     ____    ____
                          (629/580-G) VIP Mid Cap            ____    ____   (652/603-G) ST Balanced              ____    ____
                          Franklin Templeton Variable                       VALIC Company I
                          Insurance Products Trust
                          (636/587-G) VIP Franklin Small     ____    ____   (654/605-G) International Equities*  ____    ____
                          Cap
                          Value Securities*                  ____    ____   (655/606-G) Mid Cap Index            ____    ____
                          (633/584-G) VIP Franklin U.S.      ____    ____   (656/607-G) Money Market I           ____    ____
                          Government
                          (634/585-G) VIP Mutual Shares      ____    ____   (657/608-G) Nasdaq-100 Index         ____    ____
                          Securities
                          (635/586-G) VIP Templeton                         (660/611-G) Science & Technology     ____    ____
                                 Foreign Securities*         ____    ____   (659/610-G) Small Cap Index*         ____    ____
                          Janus Aspen Series                                (658/609-G) Stock Index              ____    ____
                          (638/589-G) Enterprise             ____    ____   Vanguard Variable Insurance Fund
                          (637/588-G) Overseas*              ____    ____   (661/612-G) VIF High Yield Bond      ____    ____
                          JPMorgan Insurance Trust                          (662/613-G) VIF REIT Index           ____    ____
                          (639/590-G) JPMorgan Small         ____    ____   Other: ____________                  ____    ____
                          Cap Core*
                                                                                                                 100%    100%
                          *If you have the Guaranteed Minimum Withdrawal Benefit (GMWB) Rider this investment option is designated as a Restricted Fund.
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AGLC101947                                        Page 2 of 5                                     Rev0610
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
[_]MODE OF PREMIUM        4.  Indicate frequency and premium amount desired: $ _____ Annual
   PAYMENT/BILLING            $_____ Semi-Annual    $_____ Quarterly
   METHOD                     $_____ Monthly (Bank Draft Only)
   CHANGE

Use this section to           Indicate billing method desired: ______
change the billing            Direct Bill ______ Pre-Authorized Bank Draft
frequency and/or                        (attach a Bank Draft Authorization Form and "Void" Check)
method of premium
payment. Note,
however, that AGL will        Start Date:_____/ _____/ _____
not bill you on a direct
monthly basis. Refer to
your policy and its
related prospectus for
further information
concerning minimum
premiums and billing
options.

[_]LOST POLICY            5.  I/we hereby certify that the policy of insurance for the listed policy has
   CERTIFICATE                been _____ LOST _____ DESTROYED _____ OTHER.

Complete this section if      Unless I/we have directed cancellation of the policy, I/we request that a:
applying for a
Certificate of Insurance
or duplicate policy to               _____ Certificate of Insurance at no charge
replace a lost or
misplaced policy. If a               _____ Full duplicate policy at a charge of $25
full duplicate policy is
being requested, a check      be issued to me/us. If the original policy is located, I/we will return the
or money order for $25        Certificate or duplicate policy to AGL for cancellation.
payable to AGL must be
submitted with this
request.

[_]DOLLAR COST            6.  Day of the month for transfers ____ (Choose a day of the month between
   AVERAGING                  1-28)
   (DCA) ($5,000              Frequency of transfers: ______ Monthly ______ Quarterly ______ Semi-
   MINIMUM                    Annually ______ Annually
   BEGINNING                  DCA to be made from the following investment option:
   ACCUMULATION               __________________
   VALUE)                     Transfer: $ _______________________ ($100 minimum, whole dollars
An amount can be              only)
systematically
transferred from any one
investment option and         AIM Variable Insurance Funds                          MFS Variable
directed to one or more                                                             Insurance Trust
of the investment             (Invesco Variable Insurance Funds)                    (641) MFS VIT New             $ ________
options below. The                                                                  Discovery
AGL Declared Fixed            (620) Invesco V.I. International        $ ________    (640) MFS VIT                 $ ________
Interest Account is not       Growth                                                Research
available for DCA.                                                                  Neuberger Berman Advisers
Please refer to the                                                                 Management Trust
prospectus for more           (663) Invesco Van Kampen V.I.           $ ________    (642) AMT Mid-Cap             $ ________
information on the DCA        Growth and Income                                     Growth
option.                       The Alger Portfolios                                  Oppenheimer Variable
NOTE: DCA is not                                                                    Account Funds
available if the              (622) Alger Capital Appreciation        $ ________    (643) Oppenheimer             $ ________
Automatic Rebalancing                                                               Balanced
option or GMWB Rider          (621) Alger Mid Cap Growth              $ ________    (644) Oppenheimer             $ ________
have been chosen.                                                                   Global Securities
                              American Century Variable                             PIMCO Variable
                              Portfolios, Inc.                                      Insurance Trust
                              (623) VP Value                          $ ________    (648) PIMCO VIT               $ ________
                                                                                    CommodityRealReturn
                                                                                    Strategy
                              Credit Suisse Trust
                              (624) U.S. Equity Flex I                $ ________    (646) PIMCO VIT               $ ________
                                                                                    Real Return
                              Fidelity Variable Insurance Products                  (645) PIMCO VIT               $ ________
                                                                                    Short-Term
                              (628) VIP Asset Manager                 $ ________    (647) PIMCO VIT               $ ________
                                                                                    Total Return
                              (627) VIP Contrafund                    $ ________    Pioneer Variable
                                                                                    Contracts Trust
                              (625) VIP Equity-Income                 $ ________    (649) Pioneer MidCap          $ ________
                                                                                    Value VCT
                              (630) VIP Freedom 2020                  $ ________    Putnam Variable Trust
                              (631) VIP Freedom 2025                  $ ________    (650) Putnam VT               $ ________
                                                                                    Diversified Income
                              (632) VIP Freedom 2030                  $ ________    (651) Putnam VT               $ ________
                                                                                    International Value
                              (626) VIP Growth                        $ ________    SunAmerica Series
                                                                                    Trust
                              (629) VIP Mid Cap                       $ ________    (653) ST Aggressive           $ ________
                                                                                    Growth
                              Franklin Templeton Variable                           (652) ST Balanced             $ ________
                              Insurance Products Trust
                              (636) VIP Franklin Small Cap Value      $ ________    VALIC Company I
                              Securities
                              (633) VIP Franklin U.S. Government      $ ________    (654) International           $ ________
                                                                                    Equities
                              (634) VIP Mutual Shares Securities      $ ________    (655) Mid Cap Index           $ ________
                              (635) VIP Templeton Foreign             $ ________    (656) Money Market I          $ ________
                              Securities
                              Janus Aspen Series                                    (657) Nasdaq-100              $ ________
                                                                                    Index
                              (638) Enterprise                        $ ________    (660) Science &               $ ________
                                                                                    Technology
                              (637) Overseas                          $ ________    (659) Small Cap Index         $ ________
                              JPMorgan Insurance Trust                              (658) Stock Index             $ ________
                              (639) JPMorgan Small Cap Core           $ ________    Vanguard Variable
                                                                                    Insurance Fund
                                                                                    (661) VIF High Yield          $ ________
                                                                                    Bond
                                                                                    (662) VIF REIT Index          $ ________
                                                                                    Other:____________________    $ ________
                              ____ INITIAL HERE TO REVOKE DCA ELECTION.

AGLC101947                                                         Page 3 of 5                                    Rev0610
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[__]  AUTOMATIC    7.              Indicate frequency:___ Quarterly ____Semi-Annually____Annually
      REBALANCING
($5,000 minimum accumulation             (DIVISION NAME OR NUMBER)                 (DIVISION NAME OR NUMBER)
value) Use this section to
apply for or make changes          ____%: ____________________________    ____%: __________________________
to Automatic Rebalancing
of the variable divisions.         ____%: ____________________________    ____%: __________________________
Please refer to the
prospectus for more                ____%: ____________________________    ____%: __________________________
information on the
Automatic Rebalancing              ____%: ____________________________    ____%: __________________________
Option.
Note: Automatic                    ____%: ____________________________    ____%: __________________________
Rebalancing is not
available if the                   ____%: ____________________________    ____%: __________________________
Dollar Cost Averaging
option has been chosen.            ____%: ____________________________    ____%: __________________________
Automatic Rebalancing is
required if the GMWB               ____%: ____________________________    ____%: __________________________
Rider has been chosen.
                                   ____%: ____________________________    ____%: __________________________

                                   ________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
--------------------------------------------------------------------------------------------------------------------------------
[__]                               I ( or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-
    AUTHORIZATION     8.           service instructions, if elected, to transfer values among the Variable Divisions and AGL
    FOR TRANSACTIONS               Declared Fixed Interest Account and to change allocations for future premium payments
Complete this section if           and monthly deductions.
you are applying for or
revoking current telephone         Initial the designation you prefer:
or e-service privileges.           _________ Policy Owner(s) ONLY -- If Joint Owners, either one acting independently.
                                   _________Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

                                   AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-
                                   service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                                   ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                                   ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

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[__] CORRECT AGE     9.            Name of Insured for whom this correction is submitted:___________________________
Use this section to correct
the age of any person              Correct DOB: ______/________/________
covered under this
policy. Proof of the
correct date of birth
must accompany this
request.

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[__] TRANSFER OF     10.                             (DIVISION NAME OR NUMBER)   (DIVISION NAME OR NUMBER)
     ACCUMULATED VALUES
Use this section if you            Transfer $____or____% From _____________________to _______________________
want to transfer money
between divisions. The             Transfer $____or____% From _____________________to _______________________
minimum amount for
transfers is $500.00.              Transfer $____or____% From _____________________to _______________________
Withdrawals from the
AGL Declared Fixed                 Transfer $____or____% From _____________________to _______________________
Interest Account to a
Variable Division may              Transfer $____or____% From _____________________to _______________________
only be made within the 60
days after a policy                Transfer $____or____% From _____________________to _______________________
anniversary. See transfer
limitations outlined in            Transfer $____or____% From _____________________to _______________________
prospectus. If a transfer
causes the balance in any          Transfer $____or____% From _____________________to _______________________
division to drop below
$500, AGL reserves the             Transfer $____or____% From _____________________to _______________________
right to transfer the
remaining balance. Amounts         Transfer $____or____% From _____________________to _______________________
to be transferred
should be indicated in
dollar or percentage
amounts, maintaining
consistency throughout.
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AGLC101947                                        Page 4 of 5                                             Rev0610
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[__] REQUEST FOR   11.              _____ I request a partial surrender of $ ________or ______% of the net cash surrender value.
     PARTIAL SURRENDER/
     POLICY LOAN                    _____ I request a loan in the amount of $ ____________.
Use this section to apply for a
partial surrender from or           _____ I request the maximum loan amount available from my policy.
policy loan against policy
values. For detailed                Unless you direct otherwise below, proceeds are allocated according to the deduction
information concerning these        allocation percentages in effect, if available; otherwise they are taken pro-rata from the
two options please refer to         AGL Declared Fixed Interest Account and Variable Divisions in use.
your policy and its related
prospectus. If applying for a       __________________________________________________________________________________
partial surrender, be sure to
complete the Notice of              __________________________________________________________________________________
Withholding section of this
Service Request in addition         __________________________________________________________________________________
to this section.

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[__] NOTICE OF     12.              The taxable portion of the distribution you receive from your variable universal life
     WITHHOLDING                    insurance policy is subject to federal income tax withholding unless you elect not to have
Complete this section if you        withholding apply. Withholding of state income tax may also be required by your state of
have applied for a partial          residence. You may elect not to have withholding apply by checking the appropriate box
surrender in Section 11.            below. If you elect not to have withholding apply to your distribution or if you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.

                                    Check one: ______ I DO want income tax withheld from this distribution.

                                               ______ I DO NOT want income tax withheld from this distribution.

                                    IF NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF
                                    APPLICABLE).

---------------------------------------------------------------------------------------------------------------------------------
[__] AFFIRMATION/    13.            CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN
     SIGNATURE                      ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT
Complete this section for           SUBJECT TO BACKUP WITHHOLDING UNDER SECTION 3406(A)(1)(C) OF THE INTERNAL REVENUE
ALL requests.                       CODE. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
                                    THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

                                    Dated at ____________________ this ______ day of_______________, __________.
                                            (City, State)

                                    _X____________________________________ X____________________________
                                      SIGNATURE OF OWNER                     SIGNATURE OF WITNESS

                                    _X____________________________________ X_____________________________
                                      SIGNATURE OF JOINT OWNER               SIGNATURE OF WITNESS

                                    _X____________________________________ X_____________________________
                                      SIGNATURE OF ASSIGNEE                  SIGNATURE OF WITNESS

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
AGLC101947                                        Page 5 of 5                                           Rev0610
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